Exhibit 99.2

Fourth Quarter and Full Year 2015 Results Investor Conference Call February 26, 2016 Quaker Chemical Corporation

Regulation G The attached charts include Company information that does not conform to generally accepted accounting principles (“GAAP”). Management believes that an analysis of this data is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. This data should be read in conjunction with the Company’s fourth quarter and full year earnings news release dated February 25, 2016, which has been furnished to the SEC on Form 8-K and the Company’s Form 10-K for the year ended December 31, 2015, which has been filed with the SEC. Forward-Looking Statements This presentation may contain forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected in such statements. A major risk is that demand for the Company’s products and services is largely derived from the demand for its customers’ products, which subjects the Company to uncertainties related to downturns in a customer’s business and unanticipated customer production shutdowns. Other major risks and uncertainties include, but are not limited to, significant increases in raw material costs, customer financial stability, worldwide economic and political conditions, foreign currency fluctuations, future terrorist attacks and other acts of violence. Other factors could also adversely affect us. Therefore, we caution you not to place undue reliance on our forward-looking statements. This discussion is provided as permitted by the Private Securities Litigation Reform Act of 1995. Risks and Uncertainties Statement

Speakers Michael F. Barry Chairman of the Board, Chief Executive Officer & President Mary Dean Hall Vice President, Chief Financial Officer & Treasurer Robert T. Traub Vice President, General Counsel & Corporate Secretary Chart #1

Fourth Quarter 2015 Headlines Operating results drive quarterly increase of 6% in adjusted EBITDA despite negative impacts of foreign exchange and lower global steel production Fourth quarter restructuring program expected to deliver meaningful savings beginning in 2016 Strong quarterly cash flow leads to a 34% increase in full year operating cash flow to $73 million Chart #2

Chairman Comments Fourth Quarter and Full Year 2015 Fourth Quarter / Full Year 2015 Strong margins and market share gains drive earnings and cash flow growth in the fourth quarter and full year 2015 Fourth quarter and full year results impacted by various market challenges, including foreign exchange, a decline in global steel production and weak global economic conditions, especially in South America Fourth quarter restructuring program initiated to enhance future SG&A leverage 2016 Outlook Anticipate continued uncertain economic conditions, especially in South America and China, a strong U.S. dollar, and further pricing impacts to adjust to a lower raw material cost environment Ability to take market share and leverage our acquisitions will continue to help offset these market challenges Restructuring program to yield meaningful savings as early as middle of 2016 Expect growth in both the top and bottom lines despite currency headwinds Overall, we remain confident in our future and expect 2016 to be another good year for Quaker, as we expect to increase non-GAAP earnings and adjusted EBITDA for the seventh consecutive year. Chart #3

1) Solid operating results, coupled with a low tax rate, drive fourth quarter and fullyear 2015 non-GAAP earnings per diluted share of $1.16 and $4.43 2) Fourth quarter 2015 includes restructuring expenses of $6.8 million, or $0.36 per diluted share, related to a global program to enhance SG&A leverage 3) Fourth quarter and full year 2015 net sales decreased year-over-year on negative impacts from foreign currency translation and declines in selling price and product mix, offset by volume and acquisition-related growth 4) Expansion of gross margin in the fourth quarter and full year 2015 drive improved operating performance 5) Lower fourth quarter and year-over year effective tax rates 6) Strong quarterly operating cash flows of $22.6 million drives $73.4 million for full year 2015 on operating performance and lower cash invested in working capital 7) Strong balance sheet will continue to support future growth, including acquisitions Chart #4 Financial Highlights Fourth Quarter and Full Year 2015

Financial Snapshot ($ Millions unless otherwise noted) Q4 2015 Q4 2014 FY 2015 FY 2014 Net Sales 183.3 194.0 737.6 765.9 Gross Margin 37.5% 35.9% 37.6% 35.7 % Operating Margin 7.2% 8.5% 9.7% 10.1 % Net Income attributable to Quaker Chemical Corporation 11.4 12.6 51.2 56.5 Earnings Per Diluted Share 0.86 0.95 3.84 4.26 Non-GAAP Earnings Per Diluted Share 1.16 1.00 4.43 4.26 Adjusted EBITDA 25.3 23.8 101.6 99.8 Adjusted EBITDA Margin 13.8% 12.3% 13.8% 13.0 % Net Debt 1.0 11.0 -- -- Net Operating Cash Flow 22.6 16.7 73.4 54.7 Effective Tax Rate 16.5% 28.5% 25.3% 30.1 % Chart #5

Product Volume by Quarter and Year Thousand Kilograms Chart #6 Six consecutive years of organic and acquisition-related volume growth 115,000 135,000 155,000 175,000 195,000 215,000 235,000 25,000 31,000 37,000 43,000 49,000 55,000 61,000 Full Year Volume Quarter Volume Quarter Volume Full Year Volume

Gross Margin Percentage 28.0% 34.7% 35.4% 32.6% 33.7% 35.8% 35.7% 37.6% 20.0% 25.0% 30.0% 35.0% 40.0% 2008 2009 2010 2011 2012 2013 2014 2015 Gross Margin Percentage 35.9% 36.6% 38.4% 37.7% 37.5% 20.0% 25.0% 30.0% 35.0% 40.0% Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Gross Margin Percentage Chart #7 Improvement in 2015 driven by timing of raw material cost decreases

Adjusted EBITDA Baseline Historical Performance $40.1 $66.8 $73.0 $80.9 $89.6 $99.8 $101.6 $44.2 11. 4% 13 . 0% 12 . 3% 9 . 8% 10 . 7% 12 . 3% 6 . 9% 13 . 8% 2008 2009 2010 2011 2012 2013 2014 2015 Adjusted EBITDA ($ Mi l s. ) Adjusted EBITDA Margin (%) 2008 – 2015 CAGR: 14.2% +690 Margin bps Chart #8

Balance Sheet Cash and Debt -$120 -$80 -$40 $0 $40 $80 $120 2008 2009 2010 2011 2012 2013 2014 2015 $ Millions Cash ST/LT Debt Net Debt Chart #9 Strong cash flow improves Net Debt to $1 million. Balance Sheet strength supports growth.

APPENDIX

Non-GAAP Earnings Per Diluted Share Reconciliation Chart #10 Q4 2015 Q4 2014 Full Year 2015 Full Year 2014 GAAP earnings per diluted share $ 0.86 $ 0.95 $ 3.84 $ 4.26 Equity income in a captive insurance company per diluted share $ (0.07) $ (0.02) $ (0.16) $ (0.18) Restructuring expenses per diluted share $ 0.36 $ - $ 0.36 $ - Verkol transaction-related expenses per diluted share $ - $ - $ 0.15 $ - U.K. pension plan amendment per diluted share $ - $ - $ - $ 0.05 Customer bankruptcy costs per diluted share $ 0.01 $ 0.03 $ 0.02 $ 0.05 Cost streamlining initiatives per diluted share $ - $ 0.04 $ 0.01 $ 0.06 Currency conversion impact of the Venezuelan bolivar fuerte per diluted share $ - $ - $ 0.21 $ 0.02 Non-GAAP earnings per diluted share $ 1.16 $ 1.00 $ 4.43 $ 4.26

Adjusted EBITDA Reconciliation Chart #11 2008 2009 2010 2011 2012 2013 2014 2015 Net income 9,833 16,058 32,120 45,892 47,405 56,339 56,492 51,180 Depreciation 10,879 9,525 9,867 11,455 12,252 12,339 12,306 12,395 Amortization 1,177 1,078 988 2,338 3,106 3,445 4,325 6,811 Interest expense 5,509 5,533 5,225 4,666 4,283 2,922 2,371 2,585 Taxes on income 4,977 7,065 12,616 14,256 15,575 20,489 23,539 17,785 Equity loss (income) from a captive insurance company 1,299 1 62 (313) (2,323) (1,812) (5,451) (2,412) (2,078) Non-cash gain from the purchase of an equity affiliate - - - (2,718) - - - - Equity affiliate out of period charge - - 5 64 - - - - - Restructuring expenses 2,916 2,289 - - - - - 6,790 Transition costs related to key employees 3,505 2,443 1,317 - 6 09 - - - Verkol transaction-related expenses - - - - - - - 2,813 U.K. pension plan amendment - - - - - - 902 - Customer bankruptcy costs - - - - 1,254 - 825 328 Cost streamlining initiatives - - - - - 1,419 1,166 1 73 Non-income tax contingency charges - - 4,132 - - 796 - - Change in acquisition-related earnout liability - - - (595) (1,737) (497) - - Mineral oil excise tax refund - - - - - (2,540) - - Currency conversion impacts of the Venezuelan bolivar fuerte - - 3 22 - - 357 321 2,806 Adjusted EBITDA 40,095 44,153 66,838 72,971 80,935 89,618 99,835 101,588 Adjusted EBITDA Margin 6.9% 9.8% 12.3% 10.7% 11.4% 12.3% 13.0% 13.8%